LONG-TERM OBLIGATIONS	12 Months Ended
Dec. 31, 2020
Accounts Payable and Accrued Liabilities, Noncurrent [Abstract]
LONG-TERM OBLIGATIONS	LONG-TERM OBLIGATIONS The components of long-term obligations at December 31 were as follows:

	2020	2019
Accrued royalties	$33,218	$30,988
Deferred revenue	7,863	8,078
Finance lease liabilities (note 20)	8	188
Other	4,557	4,153
	$45,646	$43,407
Remaining performance obligations
As at December 31, 2020, we had $21,608 of remaining performance obligations to be recognized (December 31, 2019 - $24,173), of which we expect to recognize approximately 45% in 2021, 29% in 2022, and 26% in subsequent years.
We do not disclose the value of remaining performance obligations for: (i) contracts with an original expected length of one year or less, and (ii) contracts for which we recognize revenue at the amount to which we have the right to invoice for services performed.